EXHIBIT 10.30
              SECOND AMENDMENT TO CREDIT AGREEMENT


      This SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment") dated as of December 7, 2000 among PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation (the "Borrower"), the lenders parties to the Credit Agreement referred to below (the "Lenders"), and FIRST UNION NATIONAL BANK, as administrative agent (the "Administrative Agent") for the Lenders thereunder.

                     PRELIMINARY STATEMENTS:

      The Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of March 5, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

      The Borrower has informed the Administrative Agent and the Lenders that it intends to acquire all of the outstanding common stock and membership interests of Redi-Cut Foods, Inc., Kansas City Salad, L.L.C. and K.C. Salad Real Estate, L.L.C. (the "Redi-Cut Acquisition"). In connection with the Redi-Cut Acquisition and in order to fund the purchase thereof, the Borrower proposes to issue and sell additional shares of its common stock (the "Additional Equity Issuance").

      The Administrative Agent and the Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower to amend the Credit Agreement, and the Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

      Section  1.     Second Amendment to Credit Agreement.   The
Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 2, hereby amended as follows:

           (a)   Addition  of Definitions.  Section  1.1  of  the
     Credit Agreement is amended by the addition of the following defined terms (in the correct alphabetical order):

                "Kansas City Salad" means Kansas City Salad,
          L.L.C., an Illinois limited liability company.

                "K.C. Salad Industrial Development Bonds" means the $7,000,000 of Tax-Exempt Multi-Modal Industrial Development Revenue Bonds issued by The Industrial Development Authority of the County of Clay, Missouri.

                "K.C. Salad Real Estate, L.L.C." means  K.C.
          Salad Real Estate, L.L.C., a Delaware limited liability company.

                "Redi-Cut"  means Redi-Cut Foods,  Inc.,  an
          Illinois corporation.

                "Second Amendment to Credit Agreement" means the Second Amendment to Credit Agreement, dated as of December 7, 2000 and effective as provided therein, by and among the Borrower, the Lenders party thereto, and the Administrative Agent.

           (b) Section 10.1 of the Credit Agreement is hereby amended as follows:

               (i) by deleting the word "and" at the end of clause (h);

                (ii) by inserting the word "and" at the end of clause (i); and

                (iii)      by  inserting new clause  (j)  as
          follows:

                    (j)    the  K.C.  Salad  Industrial
                    Development Bonds and the  Guaranty
                    Obligations of Borrower thereunder.

          (c)  Section 10.2 is hereby amended as follows:

               (i) by deleting the word "and" at the end of clause (c);

                (ii)  by deleting the period at the  end  of
          clause  (d) and inserting "; and" in lieu thereof;
          and

                (iii)      by inserting a new clause (e)  to
          read in its entirety as set forth below:

                    (e)   Guaranty Obligations  of  the
                    Borrower   incurred  in  connection
                    with   the  K.C.  Salad  Industrial
                    Development Bonds.

          (d)  Section 10.3 is hereby amended as follows:

               (i) by deleting the word "and" at the end of clause (f);

                (ii)  by deleting the period at the  end  of
          clause (g) and inserting "; and" in lieu thereof;

               (iii)     by inserting new clause (h) to read
          in its entirety as follows:

                    (h)   Liens securing the K.C. Salad
                    Industrial Development Bonds.

      Section 2. Conditions of Effectiveness. This Second Amendment shall become effective when, and only when the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower, the Administrative Agent and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lenders have executed this Second Amendment and the Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents), in form and substance satisfactory to the Administrative Agent:

          (a) Authorization and Approval Documents. Certified copies of (i) the resolutions of Board of Directors of the Borrower approving this Second Amendment and (ii) all documents, evidencing other necessary corporate action and governmental approvals, if any, with respect to this Second Amendment, the matters contemplated hereby and thereby;

          (b) Certificate of Incumbency. A certificate of the Secretary or an Assistant Secretary of the Borrower
     certifying the names and true signatures of its officers authorized to sign this Second Amendment and other documents to be delivered hereunder;

          (c) Issuance of Additional Equity. Evidence satisfactory to the Administrative Agent that the Borrower has received net proceeds from the Additional Equity Issuance in an aggregate amount in excess of $95,000,000, all upon terms and conditions satisfactory to the Administrative Agent;

          (d) Redi-Cut Acquisition. Evidence satisfactory to the Administrative Agent that the Redi-Cut Acquisition has been consummated and that such acquisition is a Permitted
     Acquisition under the terms of the Credit Agreement;

          (e) Fees, Costs Expenses and Taxes. All fees, costs, expenses and taxes set forth in Section 6 of this Second
     Amendment; and

          (f)    Other   Documents.   Any  other   documents   or
     instruments reasonably requested by the Administrative Agent in connection with the execution of this Second Amendment.

       Section  3.      Representations  and  Warranties  of  the
Borrower.  The Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Second
     Amendment.

          (b) The execution, delivery and performance by the Borrower of this Second Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's charter or by-laws, (ii) Applicable Law or any contractual restriction binding on or affecting the Borrower, except to the extent a breach of such contractual restriction would not have a Material Adverse Effect.

          (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Second Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

          (d) This Second Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

          (e) The representations and warranties made by the Borrower pursuant to Article VI of the Credit Agreement, are true and correct with the same effect as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which such representation and warranty shall remain true and correct as of such earlier date.

          (f)  No Default or Event of Default shall have occurred
     and  be  continuing under the Credit Agreement on  the  date
     hereof   except  to  the  extent  remedied  by  this  Second
     Amendment.

     Section  4.     Consent.  The Administrative Agent  and  the
Lenders hereby consent to the amendment of the ELLFs pursuant to the terms of the agreements attached hereto as Exhibits A and B, respectively.

     Section   5.      Reference  to  and  Effect  on  the   Loan
Documents.

          (a) Upon the effectiveness of this Second Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b)   Except as specifically amended above, the  Credit
     Agreement, the Notes, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     Section 6. Fees, Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Second Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Second Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 5. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

     Section 7. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     Section 8. Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of North Carolina, without reference to the conflicts or choice of laws principles thereof.

      Section 9. Fax Transmission. A facsimile, telecopy or other reproduction of this Second Amendment may be executed by one or more parties hereto, and an executed copy of this Second Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Second Amendment as well as any facsimile, telecopy or other reproduction hereof.


                    [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          PERFORMANCE FOOD GROUP COMPANY,
                          as Borrower
[CORPORATE SEAL]
                          By:
                          Name:
                          Title:


                          FIRST UNION NATIONAL BANK,
                          as Administrative Agent and Lender

                          By:
                          Name:
                          Title:

                          BANK OF AMERICA N.A.,
                          as Lender

                          By:
                          Name:
                          Title:

                          THE CHASE MANHATTAN BANK,
                          as Lender

                          By:
                          Name:
                          Title:

                          BANK ONE, N.A. (f/k/a THE FIRST
                          NATIONAL BANK OF CHICAGO),
                          as Lender

                          By:
                          Name:
                          Title:


                          HIBERNIA NATIONAL BANK,
                          as Lender

                          By:
                          Name:
                          Title:


                            EXHIBIT A

         Second Amendment to Certain Operating Agreement
                           (1997 ELLF)

                         (See Attached)


                            EXHIBIT B

         First Amendment to Certain Operating Agreements
                           (2000 ELLF)

                         (See Attached)


                            EXHIBIT B

         First Amendment to Certain Operating Agreements
                           (2000 ELLF)

(See Attached)